Exhibit 99.1
D-Wave Appoints Kevan P. Krysler to Board of Directors and Audit Committee
Veteran technology finance executive brings extensive public company, financial leadership and governance experience to D-Wave
PALO ALTO, Calif. — August 17, 2026 — D-Wave Quantum Inc. (NASDAQ: QBTS) ("D-Wave" or the "Company"), the only dual-platform quantum computing company providing both annealing and gate-model systems, software and services, today announced the appointment of veteran technology finance executive Kevan P. Krysler to its Board of Directors and Audit Committee.
Krysler currently serves as chief financial officer of Carbon Robotics, a privately held company specializing in physical AI and robotics for agriculture. He brings extensive financial leadership and corporate governance experience spanning public and private technology companies, with expertise in public company reporting, global financial operations, corporate growth strategy and risk management.
Prior to joining Carbon Robotics, Krysler served as chief financial officer of Everpure, Inc. (NYSE: P), a publicly traded enterprise data storage company. Earlier in his career, Krysler served as senior vice president of finance and chief accounting officer at VMware, Inc. and as a partner at KPMG LLP in the firm’s Silicon Valley technology practice.
“D-Wave is at an exciting stage of growth, with a differentiated technology portfolio and accelerating commercial traction, as quantum computing becomes an important part of the enterprise technology landscape,” said Krysler. “I look forward to bringing my experience in financial strategy, scaling technology businesses, and facilitating risk management and governance to support the company as it continues to execute on its vision.”
“Kevan’s extensive financial leadership experience across public and high-growth technology companies will be a valuable addition to the D-Wave board,” said Sharon Holt, chair of the D-Wave board. “His perspectives on capital allocation, operating discipline and navigating complex growth environments will complement the board’s existing expertise as D-Wave continues to pursue its strategic objectives.”
“D-Wave is experiencing strong commercial momentum while making meaningful progress across our product roadmaps,” said Dr. Alan Baratz, CEO of D-Wave. “As adoption of our production-grade annealing quantum computing technology scales and our dual-platform strategy advances, Kevan will be a valuable addition in helping D-Wave capitalize on the significant opportunity ahead and drive sustained growth.”
About D-Wave Quantum Inc.
D-Wave is a leader in the development and delivery of quantum computing systems, software, and services. It is the world’s first commercial supplier of quantum computers, and the first and only to offer dual-platform quantum computing products and services, spanning both annealing and gate-model quantum computing technologies. D-Wave’s mission is to help customers realize the value of quantum today through enterprise-grade systems available on-premises and via its Leap™ quantum cloud service, which offers 99.9% availability and uptime. More than 100 organizations across commercial, government and research sectors trust D-Wave to address complex computational challenges using quantum computing. Learn more about realizing the value of quantum computing today and how D-Wave is shaping the quantum-driven industrial and societal advancements of tomorrow: www.dwavequantum.com.
Forward-Looking Statements
Certain statements in this press release are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this press release in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.
Media Contact:
Alex Daigle
media@dwavesys.com